SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 16, 2003 (October 16, 2003)

Date of Report (Date of earliest event reported)

Zions Bancorporation

(Exact name of registrant as specified in its charter)

Utah	0-2610	87-0227400
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip Code)

(801) 524-4787

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit 99.1    Press Release dated October 16, 2003

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 16, 2003, Zions Bancorporation (the “Company”) announced its financial results for the quarter ended September 30, 2003. The press release announcing the financial results for the quarter ended September 30, 2003 is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

By:	/S/ DOYLE L. ARNOLD
Name:	Doyle L. Arnold
Title:	Executive Vice President and Chief Financial Officer

Date: October 16, 2003

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